UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2016

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Talcott Avenue South Watertown, MA		02472
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 673-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On May 12, 2016, Bright Horizons Family Solutions Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”) and the selling stockholders listed on Schedule I thereto (the “Selling Stockholders”), relating to the underwritten offering of 2,115,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Offering”). All of the Shares are being sold by the Selling Stockholders. The Underwriter has agreed to purchase the Shares from the Selling Stockholders pursuant to the Underwriting Agreement at a price of $65.42 per share. In addition, pursuant to the Underwriting Agreement, the Company has agreed to purchase from the Underwriter 1,000,000 shares of common stock being sold by the Selling Stockholders to the Underwriter, at a price per share equal to the price being paid by the Underwriter to the Selling Stockholders, resulting in an aggregate purchase price of $65,420,000 (the “Share Repurchase”). The Company intends to fund the Share Repurchase with cash on hand and borrowings under the Company’s revolving credit facility.

The Offering is being made only by means of a prospectus. An automatic shelf registration statement (including a prospectus) relating to the offering of common stock was filed with the Securities and Exchange Commission (“SEC”) on March 25, 2014, and became effective upon filing (Registration No. 333-194790) (the “Registration Statement”). A prospectus supplement relating to the Offering was filed with the SEC on May 12, 2016. The closing of the Offering and the Share Repurchase is expected to take place on May 18, 2016, subject to the satisfaction of customary closing conditions. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

Ropes & Gray LLP, counsel to the Company, has issued an opinion to the Company, dated May 16, 2016, regarding the Shares to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K. Certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 12, 2016, by and among the Company, the Underwriter and the Selling Stockholders.

5.1	Opinion of Ropes & Gray LLP

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above)

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

By:	/s/ Elizabeth Boland
Name:	Elizabeth Boland
Title:	Chief Financial Officer

Date: May 16, 2016